UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Canada	001-36532	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

895 Don Mills Road
Bldg. 2, Suite 900
 Toronto, Ontario, M3C 1W3, Canada
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (858) 571-5555

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On November 16, 2020, we issued a press release announcing our financial results for our third fiscal quarter ended September 30, 2020.  The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1 Press release dated November 16, 2020

104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 17, 2020

SPHERE 3D CORP.

By: /s/ Kurt L. Kalbfleisch

 Kurt L. Kalbfleisch

 Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Issued November 16, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)